   [LOGO]

 The
Bear Stearns
 Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

INVESTMENT MANAGER/ADVISER        TRANSFER AND DIVIDEND
Bear Stearns Asset                DISBURSEMENT AGENT
Management Inc.                   PFPC Inc.
575 Lexington Avenue              Bellevue Corporate Center
New York, NY 10022                400 Bellevue Parkway
ADMINISTRATOR                     Wilmington, DE 19809
Bear Stearns Funds                INDEPENDENT AUDITORS
Management Inc.                   Deloitte & Touche LLP
245 Park Avenue                   Two World Financial Center
New York, NY 10167                New York, NY 10281
DISTRIBUTOR                       EMERGING MARKETS DEBT
Bear, Stearns & Co. Inc.          PORTFOLIO:
245 Park Avenue                   CUSTODIAN
New York, NY 10167                Brown Brothers Harriman &
INCOME PORTFOLIO &                Co.
HIGH YIELD TOTAL RETURN           40 Water Street
PORTFOLIO:                        Boston, MA 02109
CUSTODIAN                         COUNSEL
Custodial Trust Company           Mayer, Brown & Platt
101 Carnegie Center               1675 Broadway
Princeton, NJ 08540               New York, NY 10019
COUNSEL
Kramer Levin Naftalis & Frankel
LLP
919 Third Avenue
New York, NY 10022

This report is submitted for the general information of the shareholders of each Portfolio without examination by independent auditors who do not express an opinion thereon. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-016-03

Emerging
Markets Debt
Portfolio

Income
Portfolio

High Yield
Total Return
Portfolio

Semi-Annual Report
September 30, 1998

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                             LETTER TO SHAREHOLDERS

                                                                October 26, 1998
Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the Emerging Markets Debt Portfolio ("Debt Portfolio"), Income Portfolio (formerly the Total Return Bond Portfolio) and High Yield Total Return Portfolio ("High Yield Portfolio") for the six months ended September 30, 1998. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph (except for the High Yield Portfolio) sections of this report.

At times of great stress in the markets, investors seek quality, and the past few months were no exception. After Russia devalued its currency and defaulted on its debt in mid-August, investors sought the safest investment they could find -- U.S. Treasury bonds ("Treasuries"). The surge in demand caused the yield on the bellwether 30-year Treasury bond to hit an all-time low of 4.97% on September 30, 1998, as risk premiums exploded across all other fixed income sectors. Even agency securities backed by the full faith and credit of the U.S. Government underperformed.

Despite the unsettling events of the quarter, we do not believe that the U.S. is headed for a recession, although we believe that corporate profits and overall economic growth will continue to slow. Still, a high degree of uncertainty remains as major policy issues remain unresolved in many countries around the world. The fiscal failures in Russia were jolting, but economically not very significant in global terms. By contrast, what happens in Japan is significant, and the government there has only just begun to take steps to put its fiscal house in order. A lot depends, too, on what happens in Brazil and the rest of South America, which accounts for 20% of U.S. exports to developing countries. It remains to be seen whether coordinated efforts by key central banks and the International Monetary Fund ("IMF") will be able to help maintain fiscal stability in that region.

Given the threat of a global slowdown washing onto U.S. shores and the extreme volatility in the markets, the Federal Reserve Board (the "Fed"), as expected, lowered short-term interest rates on September 29, 1998. We believe that this is just the first step in a gradual easing process, and, in fact, the Fed lowered rates again in mid-October.

While market declines like the ones just experienced are certainly not pleasant, they create opportunities. Given the widening of spreads relative to Treasuries, we expect to continue to find excellent investment opportunities in other sectors of the fixed income markets.

EMERGING MARKETS DEBT PORTFOLIO*

For the six months ended September 30, 1998, the Debt Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (22.96)%.(1) The Debt Portfolio's benchmark index, the Salomon Brothers Emerging Markets Debt Mutual Fund Index, returned (22.41)% for the same period.

Although we thought that the Russian leadership realized that a currency devaluation would have an extremely negative impact on the Russian economy, Russia devalued the ruble and effectively defaulted on its ruble-denominated debt in August. We had overestimated the government's ability to deliver on tax reform and underestimated both the political weakness of the Yeltsin administration and the willingness of the Communist opposition to stand in the way of reforms. Consequently, by the end of September, we took a complete write-off on the Debt Portfolio's 1.5% position in ruble-denominated sovereign debt.

A FIRST-PLACE RANKING

Nevertheless, the Debt Portfolio ranked first of 27 emerging markets bond funds surveyed by Morningstar, Inc.** for the twelve months ended September 30, 1998. The Debt Portfolio also ranked second of 24 such funds and first of six such funds for the three- and five-year periods, respectively, ending September 30, 1998. Morningstar's rankings are based on annualized total return and do not take into account sales charges. Of course, past performance is no guarantee of future results. The investment manager has voluntarily waived a portion of its investment management fee, without which the Debt Portfolio's performance, and possibly its ranking, would have been lower.

SEEKING SELECTED INVESTMENT OPPORTUNITIES

Our strategy has been to selectively take advantage of opportunities in local currencies of countries where we expect economic reforms to lower inflation and stabilize growth. In 1998, we have, at times, invested in local currency-denominated instruments in Indonesia, Korea, Turkey and Russia. All except our most recent investment in Russia added value. With increased market volatility and investor flight to "safe haven" investments, we are currently invested solely in dollar-denominated Brady bonds, which have always comprised the vast majority of the Debt Portfolio's investments.

As we neared the end of September, it was feared that the financial fallout from Asia and Russia would engulf Latin America as well. Given the increasing vulnerability of Brazil to the lack of liquidity and growing concern about the country's ability to refinance its short-term debt, we started selling Brazilian Brady bonds late in the month and continued into early October. Although we believe that Brazil will receive assistance from the IMF, we are concerned that the amount of aid may be too little and/or too late.

In addition, we sold the Debt Portfolio's dollar-denominated Korean bonds as reforms there moved more slowly than expected. We feel that most of the countries in which we are currently invested are reasonably well positioned to get financial assistance if they need it. However, future aid from the IMF will depend on the agency's willingness to lend and the severity of the conditions it will impose.

At times like these, it is important to bear in mind that inflation in emerging economies has fallen from an average of 60% in 1990 to less than 10% in 1997, a level we broadly expect to hold this year despite severe foreign exchange problems. While it is premature to conclude that the market has bottomed, we are somewhat encouraged by the U.S. Government's decision to contribute to the IMF and by Japan's passage of a new bank rescue plan, developments that could mark a turning point in restoring investor confidence.

INCOME PORTFOLIO

For the six months ended September 30, 1998, the Income Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 5.60% and Class C shares (without giving effect to the contingent deferred sales charge) had a total return of 5.26%.(2) The Income Portfolio's benchmark index, the Salomon Brothers Broad Investment Grade Bond Index, returned 6.56% for the same period.

Effective October 16, 1998, the Total Return Bond Portfolio's name was changed to the Income Portfolio, and the Portfolio also adopted a new investment objective: to seek high current income consistent with preservation of capital. Prior to that date, the Income Portfolio was known as the Total Return Bond Portfolio, and its stated objective was to maximize total return consistent with preservation of capital. Returns through September 30, 1998, reflect the objectives of the Total Return Bond Portfolio.

During the third quarter of the year, investor flight to quality accelerated due to financial and political instability around the world and expectations for a slowdown in corporate earnings in the U.S. Investors sought the relative safety of U.S. Treasuries to the exclusion of virtually all other asset classes. As a result, 30-year Treasury bonds were the best performers in the six-month period, followed by agency issues, corporate bonds and mortgage-backed securities. In fact, August was the worst month on record for "spread products" in terms of both magnitude and timing. The degree of spread widening that occurred over only six weeks used to take six to twelve months. A large part of this divergence was due to a lack of liquidity. In the Treasury market, investor demand soared as new issuance was down; in other sectors, demand simply dried up.

Given increasing concerns about a global economic slowdown, the yield curve steepened during the third quarter of the year on expectations that the Fed would shift its stance on interest rates. The yield on two-year issues fell 121 basis points from 5.48% at the end of June to 4.27% at the end of September, while the yield on 30-year bonds declined 66 basis points from 5.63% to 4.97%. Although the reduction of the Fed Funds rate by 25 basis points at the end of September disappointed the markets, we believe this is just the first in a series of steps the Fed will take to lower rates in response to slowing economic growth, and, in fact, it lowered rates again in mid-October by another 25 basis points.

A FOCUS ON YIELD ENHANCEMENT AND HIGHER QUALITY

In this environment, the Income Portfolio continued to be overweighted in corporate bonds, reflecting our belief that the U.S. will avoid recession and corporate profits will continue to grow, although more slowly than in the past few years. Given the relatively high corporate yields available, our focus will be on securities that allow us to enhance yield and upgrade the quality of the securities in the Income Portfolio without exposing it to sectors that might suffer in a period of slower economic growth. We expect to add issues rated "A" or higher in the telecommunications, consumer nondurables and utilities sectors. The Income Portfolio has also been overweighted in asset-backed and structured mortgage-backed issues, a positioning we also expect to maintain given the current values in the market. We are watching the mortgage markets closely as investors begin to factor in worst-case prepayment scenarios. As prices fall, we expect to begin to increase our exposure to this sector as well.

HIGH YIELD TOTAL RETURN PORTFOLIO***

For the six months ended September 30, 1998, the High Yield Portfolio's Class A shares (without giving effect to the sales charge) had a total return of (5.43)% and both Class B and C shares (without giving effect to the contingent deferred sales charges) had a total return of (5.74)%.(3) The High Yield Portfolio's benchmark index, the Lipper High Current Yield Funds Index, and its broad-based securities market index, the C.S. First Boston High Yield Bond Index, returned (7.17)% and (4.96)%, respectively, for the same period.

In the wake of Russia's devaluation and default in August, investors abandoned other asset classes and sought the relative safety of 30-year Treasury bonds, which resulted in a major correction in the high yield debt market. In this environment, our concerns about weakness in international markets and global deflation led us to underweight certain sectors that have severely underperformed, such as forest-paper products and technology. We also avoided companies that had significant exports and/or operations overseas.

On the other hand, we overweighted sectors that have fared better, such as television broadcasting and motion picture exhibition given their U.S. domestic market orientation. For example, we added Adelphia Communications Corporation (1.19% of net assets), one of the country's largest multiple-system cable operators, which initially benefited along with the whole cable sector from AT&T's announced acquisition of TCI in the second quarter of this year.

A FOCUS ON DOMESTIC ISSUERS

The High Yield Portfolio has no direct emerging markets exposure, with a relatively small percentage of assets invested in preferred stocks. We have adopted a defensive position for the High Yield Portfolio with a cash equivalent balance of approximately 8%, which we expect to use to buy undervalued securities that meet our investment criteria.

Our outlook continues to be guardedly optimistic given our strategy of investing solely in the domestic high yield corporate bond market. The U.S. economy continues to grow at a 2%-3% rate and is expected to stay in positive territory for the next twelve months. This is still a healthy environment for highly leveraged companies. For example, the default rate continues to be about 1%, which is still low relative to the high yield market's historical average of 4%. Although risk premiums have widened more than 250 basis points to levels not seen since the '90-'91 recession, we believe that the risk/reward equation in the market has never been as attractive as it is now.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

       [SIGNATURE]
Robert S. Reitzes
President
Bear Stearns Investment Trust and
The Bear Stearns Funds

-------

* International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
** Morningstar, Inc. is an independent fund performance monitor and its ratings may change monthly.
*** Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
(1) For the six months ended September 30, 1998, the Debt Portfolio's Class A shares had a total return of (26.43)%, including the initial 4.50% maximum sales charge.
(2) For the six months ended September 30, 1998, the Income Portfolio's Class A shares had a total return of 0.87%, including the initial 4.50% maximum sales charge and Class C shares returned 4.18%, including the 1% CDSC.
(3) For the six months ended September 30, 1998, the High Yield Portfolio's Class A shares had a total return of (9.69)%, including the initial 4.50% maximum sales charge, Class B shares returned (10.40)%, including the 5% CDSC and Class C shares returned (6.64)%, including the 1% CDSC.
CDSC     Contingent deferred sales charge.

Bear Stearns Asset Management Inc. has waived a portion of its investment management/advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  CLASS A SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                  EMERGING MARKETS DEBT PORTFOLIO
                   CLASS A SHARES                    SALOMON BROTHERS EMERGING                     CONSUMER PRICE
                                                   MARKETS DEBT MUTUAL FUND INDEX                       INDEX
May 4, 1995                 $9,625                                                       $10,000            $10,000
                           $10,203                                                       $10,740            $10,046
Sept. 30, 1995             $10,805                                                       $11,486            $10,092
                           $11,877                                                       $12,633            $10,152
Mar. 31, 1996              $12,667                                                       $13,314            $10,250
                           $14,107                                                       $14,899            $10,323
Sept. 30, 1996             $15,590                                                       $16,331            $10,402
                           $16,719                                                       $17,799            $10,487
Mar. 31, 1997              $16,907                                                       $18,013            $10,534
                           $18,651                                                       $19,987            $10,560
Sept. 30, 1997             $19,966                                                       $21,400            $10,626
                           $19,161                                                       $20,847            $10,665
Mar. 31, 1998              $20,172                                                       $21,960            $10,672
                           $19,109                                                       $20,907            $10,738
Sept. 30, 1998             $15,544                                                       $17,040            $10,777
                                       Past performance is not predictive of future performance.

                                        TOTAL RETURNS
                                                      ONE YEAR ENDED            AVERAGE
                                                    SEPTEMBER 30, 1998         ANNUAL(4)
                                                    -------------------   -------------------
Emerging Markets Debt Portfolio(2)
    Class A shares(5).............................        (25.08)%               13.79%
    Class C shares(3).............................        (22.62)                14.07
Salomon Brothers Emerging Markets Debt Mutual Fund
    Index(1)......................................        (20.37)                16.90
Consumer Price Index(1)...........................          1.43                  2.22

----------

(1) The chart assumes a hypothetical $10,000 initial investment in the Debt Portfolio and reflects all portfolio expenses. Investors should note that the Debt Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A shares only.
(2) Bear Stearns Asset Management Inc. waived a portion of its investment management fee and agreed to voluntarily reimburse a portion of the Debt Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.
(3) Assuming no redemption of shares at the end of the period, the return of Class C shares (for which July 26, 1995 was the initial public offering date) would have been higher than Class A shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class C shares.
(4) Commencing May 4, 1995, Bear Stearns Asset Management Inc. assumed the daily portfolio management responsibility for the Debt Portfolio. Total returns for Class A shares are shown for the period May 4, 1995 through September 30, 1998. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the Debt Portfolio's investment adviser was BEA Associates and those results are not shown.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (3.75%). Without the applicable sales charge, the total returns would have been (22.17)% and 15.07%, respectively, for each period shown.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
                                  (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 INCOME PORTFOLIO
                                                                           SALOMON BROTHERS BROAD
                     CLASS A SHARES    CLASS C SHARES                   INVESTMENT GRADE BOND INDEX
Apr. 5, 1995                  $9,625           $10,000                                                       $10,000
                             $10,027           $10,412                                                       $10,568
Sept. 30, 1995               $10,260           $10,587                                                       $10,767
                             $10,679           $11,064                                                       $11,234
Mar. 31, 1996                $10,430           $10,797                                                       $11,038
                             $10,467           $10,824                                                       $11,092
Sept. 30, 1996               $10,644           $10,996                                                       $11,300
                             $10,972           $11,332                                                       $11,641
Mar. 31, 1997                $10,908           $11,245                                                       $11,581
                             $11,308           $11,648                                                       $11,998
Sept. 30, 1997               $11,659           $11,998                                                       $12,397
                             $11,800           $12,130                                                       $12,763
Mar. 31, 1998                $11,932           $12,247                                                       $12,968
                             $12,202           $12,502                                                       $13,268
Sept. 30, 1998               $12,601           $12,891                                                       $13,818
                                                           Past performance is not predictive of future performance.

 INCOME PORTFOLIO
                      CONSUMER PRICE INDEX
Apr. 5, 1995                         $10,000
                                     $10,079
Sept. 30, 1995                       $10,126
                                     $10,185
Mar. 31, 1996                        $10,284
                                     $10,357
Sept. 30, 1996                       $10,436
                                     $10,522
Mar. 31, 1997                        $10,568
                                     $10,595
Sept. 30, 1997                       $10,661
                                     $10,701
Mar. 31, 1998                        $10,707
                                     $10,773
Sept. 30, 1998                       $10,813

                                          TOTAL RETURNS
                                                            ONE YEAR ENDED           AVERAGE
                                                          SEPTEMBER 30, 1998        ANNUAL(4)
                                                          -------------------  -------------------
Income Portfolio(2)
    Class A shares(5)...................................            3.98%                6.84%
    Class C shares......................................            7.44                 7.54
    Class Y shares(3)...................................            8.45                 7.62
Salomon Brothers Broad Investment Grade Bond Index(1)...           11.47                 9.70
Consumer Price Index(1).................................            1.43                 2.26

----------

(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A and C shares. Effective October 16, 1998, the Total Return Bond Portfolio's name was changed to the Income Portfolio, and the Portfolio also adopted a new investment objective: to seek high current income consistent with preservation of capital. Prior to that date, the Income Portfolio was known as the Total Return Bond Portfolio, and its stated objective was to maximize total return consistent with preservation of capital. Total returns through September 30, 1998, reflect the objectives of the Total Return Bond Portfolio.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Income Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which September 8, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.
(4) For the period of April 5, 1995 (commencement of investment operations) through September 30, 1998.
(5) Reflects the initial maximum sales charge in effect at the beginning of the period (3.75%). Without the applicable sales charge, the total returns would have been 8.07% and 8.02%, respectively, for each period shown.

THE                     BEAR                    STEARNS                    FUNDS
                        EMERGING MARKETS DEBT PORTFOLIO
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                           TOP TEN COUNTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                          PERCENT OF
RANK COUNTRY                                              NET ASSETS
------------------------------------------------------  ---------------
  1. Mexico............................................         16.24
  2. Argentina.........................................         15.28
  3. Brazil............................................         15.14
  4. Morocco...........................................          4.87
  5. Nigeria...........................................          4.64
  6. Peru..............................................          4.52
  7. Panama............................................          4.47
  8. Bulgaria..........................................          4.42
  9. Ecuador...........................................          4.32
 10. Philippines.......................................          4.07

--------------------------------------------------------------------------------
                                TOP TEN ISSUERS*
--------------------------------------------------------------------------------

                                                                           SECURITY       PERCENT OF
RANK ISSUER                                               CURRENCY           TYPE         NET ASSETS
------------------------------------------------------  ------------  ------------------  ----------
  1. United Mexican States............................. U.S. dollar   Brady bond             16.24
  2. Republic of Argentina............................. U.S. dollar   Brady bond             15.28
  3. Federal Republic of Brazil........................ U.S. dollar   Brady bond             15.14
  4. The Kingdom of Morocco............................ U.S. dollar   Loan Participation      4.87
  5. Central Bank of Nigeria........................... U.S. dollar   Brady bond              4.64
  6. The Republic of Peru.............................. U.S. dollar   Brady bond              4.52
  7. The Republic of Panama............................ U.S. dollar   Brady bond              4.47
  8. Republic of Bulgaria.............................. U.S. dollar   Brady bond              4.42
  9. The Republic of Ecuador........................... U.S. dollar   Brady bond              4.32
 10. Republic of the Philippines....................... U.S. dollar   Brady bond              4.07

-------

*        The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                                INCOME PORTFOLIO
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                            TOP INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF NET
RANK INDUSTRY                                               ASSETS
------------------------------------------------------  ---------------
  1. Finance...........................................         21.72
  2. U.S. Government Agency Obligations................         21.26
  3. Asset-Backed......................................         16.69
  4. Industrial........................................         10.18
  5. U.S. Government Obligations.......................          9.30
  6. Utilities.........................................          7.80
  7. Telecommunications................................          2.11

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                   PERCENT OF
RANK HOLDINGS                                                   INDUSTRY           NET ASSETS
------------------------------------------------------  -------------------------  ----------
  1. Government National Mortgage Association.......... U.S. Government Agency        12.25
                                                        Obligations
  2. Federal National Mortgage Association............. U.S. Government Agency         6.91
                                                        Obligations
  3. U.S. Treasury Notes............................... U.S. Government                6.62
                                                        Obligations
  4. Morgan Stanley Capital I Inc...................... Asset-Backed                   4.71
  5. IRT Property Company.............................. Finance                        4.49
  6. First Union Corp.................................. Finance                        4.36
  7. Western Resources Inc............................. Utilities                      3.66
  8. Aetna Services Inc................................ Finance                        3.11
  9. LG-Caltex Oil Corporation......................... Industrial                     3.06
 10. Washington Mutual Capital I....................... Asset-Backed                   2.73

-------

*        The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                       HIGH YIELD TOTAL RETURN PORTFOLIO

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                          PERCENT OF
RANK INDUSTRY                                             NET ASSETS
------------------------------------------------------  ---------------
  1. Other Consumer Non-Cyclicals......................          6.48
  2. Industrial Products...............................          6.48
  3. Competitive Local Exchange Companies..............          5.44
  4. Motion Picture Exhibition.........................          5.34
  5. Long Distance Telephone Services..................          5.03
  6. Steel - Metals - Mining...........................          4.67
  7. Other Consumer Cyclicals..........................          4.65
  8. Retailers.........................................          4.64
  9. Forest - Paper Products...........................          4.13
 10. Technology........................................          3.96

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK HOLDINGS                                                   INDUSTRY             NET ASSETS
------------------------------------------------------  -------------------------  ---------------

  1. EchoStar Satellite Broadcasting Company........... Alternative Video                   1.29
                                                        Providers
  2. Adelphia Communications Corporation............... North American Cable                1.19
                                                        Services
  3. The Interlake Corporation......................... Industrial Products                 1.17
  4. Outdoor Systems, Inc.............................. Outdoor Advertising                 1.14
  5. Cumulus Media Inc................................. Radio Broadcasting                  1.11
  6. Aurora Foods Inc.................................. Food, Beverage & Tobacco            1.11
  7. Time Warner Telecom LLC and
    Time Warner Telecom Inc...........................  Competitive Local                   1.11
                                                        Exchange Companies
  8. Windy Hill Pet Food Company, Inc.................. Other Consumer Cyclicals            1.10
  9. Ball Corporation.................................. Fabricated Glass,                   1.10
                                                        Plastics & Fibers
 10. Lady Luck Gaming Corp............................. Gaming                              1.10

-------

*        The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS -- 85.54%

                ARGENTINA - 15.28%
                SOVEREIGN
     1,970      Republic of Argentina, Discount Bond, Series L
                  (a)(b)..........................................  6.625%     03/31/23  $ 1,330,981
     2,584      Republic of Argentina, FRB Bearer (a)(b)..........  6.188      03/31/05    2,030,055
     2,760      Republic of Argentina, Par Bond (b)(c)............  5.750      03/31/23    1,863,000
                                                                                         -----------
                Total Argentina (cost - $5,768,691)...............                         5,224,036
                                                                                         -----------

                BRAZIL - 15.14%
                SOVEREIGN
     1,328      Federal Republic of Brazil, Capitalization Bond
                  (b)(c)(d).......................................  8.000      04/15/14      782,950
       875      Federal Republic of Brazil, DCB, Bearer (a)(b)....  6.688      04/15/12      440,781
       900      Federal Republic of Brazil, DCB, Registered
                  (a)(b)..........................................  6.688      04/15/12      453,375
     1,090      Federal Republic of Brazil, Discount Bond, Series
                  Z-L (a)(b)......................................  6.625      04/15/24      643,100
     1,392      Federal Republic of Brazil, EI Bond (a)(b)........  6.625      04/15/06      803,851
       400      Federal Republic of Brazil, FLIRB Bearer (a)(b)...  5.000      04/15/09      173,000
     1,065      Federal Republic of Brazil, NMB, Series L
                  (a)(b)..........................................  6.688      04/15/09      532,500
     2,320      Federal Republic of Brazil, Par Bond, Series Z-L
                  (a)(c)..........................................  5.500      04/15/24    1,345,600
                                                                                         -----------
                Total Brazil (cost - $7,013,926)..................                         5,175,157
                                                                                         -----------

                BULGARIA - 4.42%
                SOVEREIGN
       985      Republic of Bulgaria, FLIRB, Series A (a)(b)......  2.500      07/28/12      461,719
     1,075      Republic of Bulgaria, IAB, Bearer (a)(b)..........  6.688      07/28/11      634,250
       700      Republic of Bulgaria, IAB, Registered (a)(b)......  6.688      07/28/11      413,000
                                                                                         -----------
                Total Bulgaria (cost - $1,655,771)................                         1,508,969
                                                                                         -----------

                ECUADOR - 4.32%
                SOVEREIGN
     2,185      The Republic of Ecuador, Discount Bond (a)(b).....  6.625      02/28/25    1,014,659
       905      The Republic of Ecuador, PDI Bearer Bond (a)(b)...  6.625      02/27/15      298,758
       498      The Republic of Ecuador, PDI Registered Bond
                  (a)(b)..........................................  6.625      02/27/15      164,317
                                                                                         -----------
                Total Ecuador (cost - $2,315,692).................                         1,477,734
                                                                                         -----------

                MEXICO - 16.24%
                SOVEREIGN
     2,425      United Mexican States, Par Bond, Series A (b).....  6.250      12/31/19    1,791,469
     5,090      United Mexican States, Par Bond, Series B (b).....  6.250      12/31/19    3,760,237
                                                                                         -----------
                Total Mexico (cost - $5,741,033)..................                         5,551,706
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                MOROCCO - 4.87%
                SOVEREIGN
     2,235      The Kingdom of Morocco, Tranche A, Loan
                  Participation (a) (cost - $1,704,481)...........  6.563%     01/01/09  $ 1,665,075
                                                                                         -----------

                NIGERIA - 4.64%
                SOVEREIGN
     2,750      Central Bank of Nigeria, Par Bond (b)(c)(e) (cost
                  - $1,886,097)...................................  6.250      11/15/20    1,584,687
                                                                                         -----------

                PANAMA - 4.47%
                SOVEREIGN
       620      The Republic of Panama, IRB (a)(b)................  4.000      07/17/14      443,300
     1,561      The Republic of Panama, PDI Bond (a)(b)...........  6.688      07/17/16    1,084,824
                                                                                         -----------
                Total Panama (cost - $1,762,787)..................                         1,528,124
                                                                                         -----------

                PERU - 4.52%
                SOVEREIGN
       437      The Republic of Peru, Discount Bond (a)(b)........  6.500      03/08/27      270,940
     1,130      The Republic of Peru, FLIRB (b)(c)................  3.250      03/07/17      509,912
     1,506      The Republic of Peru, PDI Bond (a)(b).............  4.000      03/07/17      762,413
                                                                                         -----------
                Total Peru (cost - $1,779,034)....................                         1,543,265
                                                                                         -----------

                PHILIPPINES - 4.07%
                SOVEREIGN
     1,150      Republic of the Philippines, FLIRB, Series B
                  (a)(b)..........................................  6.000      06/01/08      819,375
       790      Republic of the Philippines, Par Bond, Series B
                  (b)(c)..........................................  6.500      12/01/17      572,750
                                                                                         -----------
                Total Philippines (cost - $1,775,595).............                         1,392,125
                                                                                         -----------

                POLAND - 2.89%
                SOVEREIGN
     1,150      The Polish People's Republic, PDI Bearer Bond
                  (b)(c) (cost - $1,018,465)......................  4.000      10/27/14      989,000
                                                                                         -----------

                RUSSIA - 0.70%
                SOVEREIGN
     4,089      Chase Manhattan Securities (C.I.) Limited, Master
                  Russian Securities Linked (S Account) Note **...     --           --            --
       909      Russia, IAN Series (a)............................  6.625      12/15/15       70,448
     2,825      Russia, Principal Loan (a)........................  6.625      12/15/20      169,500
                                                                                         -----------
                Total Russia (cost - $2,881,597)..................                           239,948
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                VENEZUELA - 3.98%
                SOVEREIGN
     1,810      Republic of Venezuela, DCB (a)(b)(f)..............  6.625%     12/18/07  $ 1,029,166
       607      Republic of Venezuela, FLIRB (a)(b)...............  6.125      03/31/07      331,650
                                                                                         -----------
                Total Venezuela (cost - $1,385,031)...............                         1,360,816
                                                                                         -----------
                Total Long-Term Debt Investments (cost -
                  $36,688,200)....................................                        29,240,642
                                                                                         -----------

                SHORT-TERM INVESTMENT -- 10.22%

                GRAND CAYMAN - 10.22%
     3,494      Brown Brothers Harriman & Co. (cost -
                  $3,494,000).....................................  5.100         *        3,494,000
                                                                                         -----------
                Total Investments -- 95.76%
                  (cost - $40,182,200)............................                        32,734,642
                Other assets in excess of liabilities -- 4.24%....                         1,447,428
                                                                                         -----------
                Net Assets -- 100.00%.............................                       $34,182,070
                                                                                         -----------
                                                                                         -----------

---------

+        Denominated in United States dollars.
* Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
** Instrument is currently in default and is being carried as worthless pending restructuring by the Russian government.
(a)      Adjustable rate; rate based on London Interbank Offered Rate
         (LIBOR).
(b)      Brady bond.
(c)      Step-up coupon; coupon increases at periodic intervals.
(d) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(e)      With additional 252,500 warrants attached, with no market
         value.
(f)      With additional 2,000 warrants attached, with no market
         value.
DCB      Debt Conversion Bond.
EI       Eligible Interest.
FLIRB    Front Loaded Interest Reduction Bond.
FRB      Floating Rate Bond.
IAB      Interest Arrears Bond.
IAN      Interest Arrears Note.
IRB      Interest Reduction Bond.
NMB      New Money Bond.
PDI      Past Due Interest.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                            INTEREST             MATURITY
 (000'S)                                                              RATE                 DATE            VALUE

-------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 89.06%
            CORPORATE OBLIGATIONS - 58.50%
            ASSET-BACKED - 16.69%
$     200   Aames Mortgage Trust, Series 1997-B, Class A4.....         6.950%            11/15/25       $   212,330
      294   AFC Home Equity Loan Trust, Asset-Backed
              Certificates, Series 1994-1, Class 1A...........         6.400             05/25/25           297,728
      100   ContiMortgage Home Equity Loan Trust, Series
              1998-1, Class A4................................         6.280             01/15/13           103,321
      163   Ford Credit Grantor Trust, Asset-Backed
              Certificates, Series 1995-B, Class A............         5.900             10/15/00           164,219
      200   Green Tree Home Improvement Loan Trust, Series
              1998-D, Class HEA3..............................         6.130             08/15/29           203,297
      540   Morgan Stanley Capital I Inc., Series 1997-C1,
              Class A-1B, Commercial Mortgage Pass-Thru
              Certificates....................................         7.460             02/15/20           570,375
      125   UCFC Home Equity Loan, Series 1997-A1, Class A7...         7.660             06/15/28           139,816
      300   Washington Mutual Capital I, Subordinated Capital
              Income Securities, Washington Mutual Inc.
              Guaranteed......................................         8.375             06/01/27           330,375
                                                                                                        -----------
                                                                                                          2,021,461
                                                                                                        -----------
            FINANCE - 21.72%
      350   Aetna Services Inc., Aetna Inc. Guaranteed........         6.970             08/15/36           376,688
      300   Avalon Bay Communities, Senior Notes..............         6.800             07/15/06           313,875
      100   Chemical Master Credit Card Trust 1, Series
              1996-2, Class A.................................         5.980             09/15/08           104,925
      500   First Union Corp., Subordinated Notes.............         6.400             04/01/08           527,500
      500   IRT Property Company, Senior Notes................         7.250             08/15/07           543,750
      300   Lehman Brothers Holdings..........................         7.250             10/15/03           306,750
      200   Markel Capital Trust I, Series B, Capital
              Securities, Markel Corporation Guaranteed*......         8.710             01/01/46           231,750
      200   W.R. Berkley, Capital Trust, W.R. Berkley, Inc.
              Guaranteed......................................         8.197             12/15/45           224,250
                                                                                                        -----------
                                                                                                          2,629,488
                                                                                                        -----------
            INDUSTRIAL - 10.18%
      500   LG-Caltex Oil Corporation, Unsecured Notes*.......         7.500             07/15/07           370,677
      200   MedPartners, Inc., Senior Subordinated Notes......         6.875             09/01/00           162,000
      250   Panamerican Beverages, Inc., Senior Notes*........         7.250             07/01/09           246,563
      225   Smith International Inc., Senior Notes............         7.000             09/15/07           249,188
      200   Time Warner Inc., Pass-Thru Certificates Asset
              Trust Securities*...............................         6.100             12/30/01           204,750
                                                                                                        -----------
                                                                                                          1,233,178
                                                                                                        -----------
            TELECOMMUNICATIONS - 2.11%
      250   US West Communications, Debentures................         6.875             09/15/33           255,625
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                            INTEREST             MATURITY
 (000'S)                                                             RATE(S)             DATE(S)           VALUE

-------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            UTILITIES - 7.80%
$     250   Commonwealth Edison, 1st Mortgage.................         8.375%            09/15/22       $   273,750
      250   Empresa Electrica del Norte Grande S.A., Senior
              Loan Participation Certificates*................         7.750             03/15/06           228,125
      400   Western Resources Inc., Senior Notes..............         7.125             08/01/09           443,000
                                                                                                        -----------
                                                                                                            944,875
                                                                                                        -----------
            Total Corporate Obligations
              (cost - $6,936,293).............................                                            7,084,627
                                                                                                        -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.26%
            FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.10%
      250   Federal Home Loan Mortgage Corporation............         6.500             11/15/10           254,156
                                                                                                        -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.91%
      820   Federal National Mortgage Association.............     5.250-6.500      03/15/01-03/01/28       836,703
                                                                                                        -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 12.25%
    1,447   Government National Mortgage Association..........     6.000-7.000      12/06/05-06/15/28     1,483,513
                                                                                                        -----------
            Total U.S. Government Agency Obligations
              (cost - $2,515,647).............................                                            2,574,372
                                                                                                        -----------
            U.S. GOVERNMENT OBLIGATIONS - 9.30%
            U.S. TREASURY BONDS - 2.68%
      300   U.S. Treasury Bonds...............................         5.500             08/15/28           324,591
                                                                                                        -----------
            U.S. TREASURY NOTES - 6.62%
      750   U.S. Treasury Notes...............................     5.625-6.375      05/15/00-05/15/08       801,057
                                                                                                        -----------
            Total U.S. Government Obligations
              (cost - $1,089,473).............................                                            1,125,648
                                                                                                        -----------
            Total Long-Term Debt Investments
              (cost - $10,541,413)............................                                           10,784,647
                                                                                                        -----------
            SHORT-TERM INVESTMENTS - 10.02%
            DISCOUNT COMMERCIAL PAPER - 9.70%
      575   UBS Finance (Delaware) Inc., UBS AG Guaranteed....         5.750             10/01/98           575,000
      600   Washington Post Co. (The).........................         5.700             10/01/98           600,000
                                                                                                        -----------
                                                                                                          1,175,000
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
  SHARES                                                                                                   VALUE

-------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (CONTINUED)
            INVESTMENT COMPANIES - 0.32%
      139   Federated Automated Government Money Trust **.....                                          $       139
   37,899   Federated Investors, Trust for Short-Term U.S.
              Government Securities**.........................                                               37,899
                                                                                                        -----------
                                                                                                             38,038
                                                                                                        -----------
            Total Short-Term Investments
              (cost - $1,213,038).............................                                            1,213,038
                                                                                                        -----------
            Total Investments - 99.08%
              (cost - $11,754,451)............................                                           11,997,685
            Other assets in excess of liabilities -- 0.92%....                                              111,808
                                                                                                        -----------
            Net Assets -- 100.00%.............................                                          $12,109,493
                                                                                                        -----------
                                                                                                        -----------

---------

*        SEC Rule 144A security. Such securities are traded only
         among qualified institutional buyers.
**       Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 87.29%

            UNITED STATES - 81.01%
            AEROSPACE - DEFENSE - 1.73%
$     750   Compass Aerospace Corp., Senior Subordinated
              Notes*..........................................    10.125%    04/15/05  $   733,125
      500   Telecommunications Techniques Co., Senior
              Subordinated Notes*.............................     9.750     05/15/08      458,125
                                                                                       -----------
                                                                                         1,191,250
                                                                                       -----------
            ALTERNATIVE VIDEO PROVIDERS - 1.45%
      250   21st Century Telecom Group, Inc., Senior Discount
              Notes (2).......................................    12.250     02/15/08      113,125
    1,000   EchoStar Satellite Broadcasting Company, Senior
              Discount Notes (2)..............................    13.125     03/15/04      885,000
                                                                                       -----------
                                                                                           998,125
                                                                                       -----------
            AUTOMOBILE MANUFACTURING RELATED - 2.46%
      750   Motors and Gears, Inc., Senior Notes, Series D....    10.750     11/15/06      735,000
      500   Prestolite Electric Inc., Senior Notes, Company
              Guaranteed......................................     9.625     02/01/08      470,000
      500   Stanadyne Automotive Corp., Senior Subordinated
              Notes, Series B, Company Guaranteed.............    10.250     12/15/07      483,750
                                                                                       -----------
                                                                                         1,688,750
                                                                                       -----------
            BUILDING MATERIALS - 0.34%
      250   American Architectural Products Corporation,
              Senior Notes, Company Guaranteed................    11.750     12/01/07      233,750
                                                                                       -----------
            CELLULAR COMMUNICATIONS - 0.89%
    1,000   Crown Castle International Corp., Senior Discount
              Notes (2).......................................    10.625     11/15/07      612,500
                                                                                       -----------
            CHEMICALS - 0.71%
      500   Great Lakes Carbon Corp., Senior Subordinated
              Notes*..........................................    10.250     05/15/08      490,000
                                                                                       -----------
            COMPETITIVE LOCAL EXCHANGE COMPANIES - 5.12%
      500   Dobson Wireline Company, Senior Notes*............    12.250     06/15/08      466,250
      500   e.spire Communications Inc., Senior Discount Notes
              (2).............................................    12.750     04/01/06      402,500
      500   e.spire Communications Inc., Senior Discount
              Notes* (2)......................................    10.625     07/01/08      257,500
      500   GST USA, Inc., Senior Discount Notes, Company
              Guaranteed (2)..................................    13.875     12/15/05      371,250
      750   KMC Telecom Holdings, Inc., Senior Discount Notes
              (2).............................................    12.500     02/15/08      360,000
      750   MGC Communications Inc., Senior Notes, Series B...    13.000     10/01/04      564,375
      750   Time Warner Telecom LLC and Time Warner Telecom
              Inc., Senior Notes..............................     9.750     07/15/08      759,375
      500   WinStar Communications, Inc., Senior Subordinated
              Notes* (1)(2)...................................    11.000     03/15/08      330,944
                                                                                       -----------
                                                                                         3,512,194
                                                                                       -----------
            CONVENIENCE & DRUG RETAILERS - 1.49%
      500   Duane Reade Inc., Senior Subordinated Notes.......     9.250     02/15/08      498,750
      500   Phar-Mor, Inc., Senior Notes......................    11.720     09/11/02      521,250
                                                                                       -----------
                                                                                         1,020,000
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            ENHANCED SERVICE MOBILE RADIOS & PERSONAL
              COMMUNICATION SERVICES - 0.87%
$   1,300   Triton Communications LLC, Senior Discount Notes*
              (2).............................................    11.000%    05/01/08  $   598,000
                                                                                       -----------
            EXPLORATION & PRODUCTION - 1.85%
      500   Abraxas Petroleum Corporation and Canadian Abraxas
              Petroleum Limited, Senior Notes, Series D,
              Company Guaranteed..............................    11.500     11/01/04      402,500
      500   Chesapeake Energy Corporation, Senior Notes,
              Series B, Company Guaranteed....................     9.625     05/01/05      451,250
      500   Seven Seas Petroleum Inc., Senior Notes*..........    12.500     05/15/05      415,000
                                                                                       -----------
                                                                                         1,268,750
                                                                                       -----------
            FABRICATED GLASS, PLASTICS, & FIBERS - 2.55%
      750   Ball Corporation, Senior Subordinated Notes*......     8.250     08/01/08      757,500
      500   Graham Packaging Holdings Company and GPC Capital
              Corp. II, Senior Discount Notes, Series B (2)...    10.750     01/15/09      300,625
      750   Moll Industries Inc., Senior Subordinated
              Notes*..........................................    10.500     07/01/08      693,750
                                                                                       -----------
                                                                                         1,751,875
                                                                                       -----------
            FOOD, BEVERAGE & TOBACCO - 3.50%
      750   Aurora Foods Inc., Senior Subordinated Notes,
              Series B........................................     8.750     07/01/08      761,250
      500   North Atlantic Trading Company, Inc., Senior
              Notes, Series B, Company Guaranteed.............    11.000     06/15/04      471,250
      500   Packaged Ice Inc., Senior Notes*..................     9.750     02/01/05      473,750
      750   Richmont Marketing Specialists, Senior
              Subordinated Notes*.............................    10.125     12/15/07      699,375
                                                                                       -----------
                                                                                         2,405,625
                                                                                       -----------
            FOREST - PAPER PRODUCTS - 4.13%
      500   Bear Island Paper Company, L.L.C. and Bear Island
              Finance Company II, Senior Notes, Series B......    10.000     12/01/07      497,500
      500   Crown Paper Company, Senior Subordinated Notes....    11.000     09/01/05      370,000
      500   Florida Coast Paper Company, L.L.C. and Florida
              Coast Paper Finance Corp., 1st Mortgage, Series
              B...............................................    12.750     06/01/03      476,250
      500   MAXXAM Group Holdings Inc., Senior Notes, Series
              B...............................................    12.000     08/01/03      550,000
      750   Republic Group Incorporated, Senior Subordinated
              Notes*..........................................     9.500     07/15/08      723,750
      500   SF Holdings Group Inc., Senior Discount Notes*
              (2)(5)..........................................    12.750     03/15/08      221,875
                                                                                       -----------
                                                                                         2,839,375
                                                                                       -----------
            GAMING - 1.77%
      750   Lady Luck Gaming Corp., 1st Mortgage..............    11.875     03/01/01      753,750
      500   Las Vegas Sands, Inc. and Venetian Casino Resort,
              LLC.............................................    12.250     11/15/04      461,250
                                                                                       -----------
                                                                                         1,215,000
                                                                                       -----------
            HOME BUILDERS - 0.69%
      500   Del Webb Corporation, Senior Subordinated
              Debentures......................................     9.375     05/01/09      475,000
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            INDUSTRIAL PRODUCTS - 5.81%
$     750   AMTROL, Inc., Senior Subordinated Notes...........    10.625%    12/31/06  $   716,250
      750   Aqua-Chem Inc., Senior Subordinated Notes*........    11.250     07/01/08      723,750
      250   Grove Holdings LLC and Grove Holdings Capital,
              Inc., Senior Discount Debentures* (2)...........    11.625     05/01/09      100,000
      500   Grove Worldwide LLC and Grove Holdings Capital,
              Inc., Senior Subordinated Notes*................     9.250     05/01/08      445,000
      800   Interlake Corporation (The), Senior Subordinated
              Debentures (1)..................................    12.125     03/01/02      802,000
      750   Roller Bearing Co. of America, Senior Subordinated
              Notes, Series B, Company Guaranteed.............     9.625     06/15/07      723,750
      500   Thermadyne Holdings Corp. and Thermadyne Capital
              Corp., Senior Discount Debentures (2)...........    12.500     06/01/08      248,125
      250   Thermadyne Mfg. LLC and Thermadyne Capital Corp.,
              Senior Subordinated Notes, Company Guaranteed...     9.875     06/01/08      227,500
                                                                                       -----------
                                                                                         3,986,375
                                                                                       -----------
            LODGING & LEISURE - 0.68%
      750   Premier Parks Inc., Senior Discount Notes (2).....    10.000     04/01/08      466,875
                                                                                       -----------
            LONG DISTANCE TELEPHONE SERVICES - 3.30%
      750   Facilicom International, Inc., Senior Notes,
              Series B........................................    10.500     01/15/08      656,250
      500   Global TeleSystems Group, Inc., Senior Notes......     9.875     02/15/05      431,250
      750   Primus Telecom Group, Senior Notes, Series B......     9.875     05/15/08      654,375
      500   Viatel, Inc., Senior Notes*.......................    11.250     04/15/08      524,375
                                                                                       -----------
                                                                                         2,266,250
                                                                                       -----------
            MOTION PICTURE EXHIBITION - 4.85%
      750   Clearview Cinema Group, Inc., Senior Notes*.......    10.875     06/01/08      733,125
      500   Production Resource Group, L.L.C. and PRG Finance
              Corporation, Senior Subordinated Notes*.........    11.500     01/15/08      475,625
      750   Px Escrow Corp., Senior Discount Notes* (2).......     9.625     02/01/06      432,187
      500   Regal Cinemas Inc., Senior Subordinated Notes*....     9.500     06/01/08      506,250
      750   SFX Entertainment, Inc., Senior Subordinated
              Notes, Series B, Company Guaranteed.............     9.125     02/01/08      712,500
      500   United Artist Theatres Co., Senior Subordinated
              Notes, Series B.................................     9.750     04/15/08      467,500
                                                                                       -----------
                                                                                         3,327,187
                                                                                       -----------
            NORTH AMERICAN CABLE SERVICES - 0.78%
      500   Adelphia Communications Corporation, Senior Notes,
              Series B........................................     9.875     03/01/07      537,500
                                                                                       -----------
            OTHER CONSUMER CYCLICALS - 4.65%
      500   Anthony Crane Rental LP, Senior Notes*............    10.375     08/01/08      475,000
      750   Boyds Collection Ltd., Senior Subordinated
              Notes*..........................................     9.000     05/15/08      720,937
      500   Comforce Operating Inc., Senior Notes, Series B...    12.000     12/01/07      528,125
      750   Hedstrom Corporation, Senior Subordinated Notes,
              Hedstrom Holdings, Inc. Guaranteed..............    10.000     06/01/07      712,500
      750   Windy Hill Pet Food Company, Inc., Senior
              Subordinated Notes..............................     9.750     05/15/07      757,500
                                                                                       -----------
                                                                                         3,194,062
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            OTHER CONSUMER NON-CYCLICALS - 6.48%
$     750   Aki Inc., Senior Notes*...........................    10.500%    07/01/08  $   720,937
      750   Albecca Inc., Senior Subordinated Notes*..........    10.750     08/15/08      718,125
      750   AP Holdings Inc., Senior Discount Notes* (2)......    11.250     03/15/08      405,937
      750   Bell Sports Inc., Senior Subordinated Notes*......    11.000     08/15/08      714,375
      500   Evenflo Company, Inc., Senior Notes*..............    11.750     08/15/06      485,625
      750   Styling Technology Corporation, Senior
              Subordinated Notes*.............................    10.875     07/01/08      733,125
      750   Windmere-Durable Holdings, Inc., Senior
              Subordinated Notes..............................    10.000     07/31/08      675,000
                                                                                       -----------
                                                                                         4,453,124
                                                                                       -----------
            OTHER FINANCE - 2.43%
      750   Delta Financial Corporation, Senior Notes, Company
              Guaranteed......................................     9.500     08/01/04      502,500
      750   Metris Companies Inc., Senior Notes, Metris Direct
              Guaranteed......................................    10.000     11/01/04      752,812
      500   Ocwen Asset Investment Corp., Senior Notes*.......    11.500     07/01/05      412,500
                                                                                       -----------
                                                                                         1,667,812
                                                                                       -----------
            OUTDOOR ADVERTISING - 1.14%
      750   Outdoor Systems, Inc., Senior Subordinated Notes,
              Company Guaranteed..............................     8.875     06/15/07      780,000
                                                                                       -----------
            PAGING SERVICES - 0.61%
      750   PageMart Wireless, Inc., Senior Discount Notes
              (2).............................................    11.250     02/01/08      417,187
                                                                                       -----------
            PUBLISHING - 1.28%
      500   Liberty Group Operating, Inc., Senior Subordinated
              Notes, Company Guaranteed.......................     9.375     02/01/08      480,625
      250   Liberty Group Publishing, Inc., Senior Discount
              Debentures (2)..................................    11.625     02/01/09      140,000
      250   Sullivan Graphics Inc., Senior Subordinated
              Notes...........................................    12.750     08/01/05      255,938
                                                                                       -----------
                                                                                           876,563
                                                                                       -----------
            RADIO BROADCASTING - 0.36%
      250   Cumulus Media Inc., Senior Subordinated Notes,
              Company Guaranteed..............................    10.375     07/01/08      250,000
                                                                                       -----------
            RESTAURANTS - 0.66%
      500   Fresh Foods Inc., Senior Notes*...................    10.750     06/01/06      450,000
                                                                                       -----------
            RETAILERS - 3.98%
      500   Advance Holdings Corp., Senior Discount
              Debentures* (2).................................    12.875     04/15/09      290,000
      500   Advance Stores Co., Inc., Senior Subordinated
              Notes*..........................................    10.250     04/15/08      490,000
      750   Big 5 Corp., Senior Notes, Series B...............    10.875     11/15/07      747,188
      750   CEX Holdings Inc., Senior Subordinated Notes*.....     9.625     06/01/08      716,250
      500   Renters Choice, Inc., Senior Subordinated
              Notes*..........................................    11.000     08/15/08      486,250
                                                                                       -----------
                                                                                         2,729,688
                                                                                       -----------
            SATELLITES - 0.42%
      500   AMSC Acquisition Co., Inc., Senior Notes, Series
              B, Company Guaranteed...........................    12.250     04/01/08      290,000
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            STEEL - METALS - MINING - 4.67%
$     500   Anker Coal Group Inc., Senior Notes, Series B.....     9.750%    10/01/07  $   320,000
      500   Geneva Steel Company, Senior Notes................     9.500     01/15/04      300,000
      750   Metal Management Inc., Senior Subordinated
              Notes*..........................................    10.000     05/15/08      487,500
      500   P&L Coal Holdings Corp., Senior Subordinated
              Notes*..........................................     9.625     05/15/08      492,500
      750   Renco Steel Holdings, Inc., Senior Notes, Series
              B...............................................    10.875     02/01/05      698,438
      500   Steel Heddle Manufacturing Co., Senior
              Subordinated Notes*.............................    10.625     06/01/08      450,000
      500   WHX Corporation, Senior Notes.....................    10.500     04/15/05      460,000
                                                                                       -----------
                                                                                         3,208,438
                                                                                       -----------
            SUPERMARKETS & DISTRIBUTORS - 0.74%
      500   Jitney-Jungle Stores of America, Inc., Senior
              Subordinated Notes, Company Guaranteed..........    10.375     09/15/07      507,500
                                                                                       -----------
            TECHNOLOGY - 3.96%
      750   American Banknote Corporation, Senior Subordinated
              Notes, Series B, Company Guaranteed.............    11.250     12/01/07      585,000
      500   Anacomp, Inc., Senior Subordinated Notes*.........    10.875     04/01/04      502,500
      500   Fairchild Semiconductor Corp., Senior Subordinated
              Notes (1).......................................    10.125     03/15/07      450,000
      750   IPC Informations Systems, Inc., Senior Discount
              Notes (2).......................................    10.875     05/01/08      540,000
      750   Viasystems, Inc., Senior Subordinated Notes.......     9.750     06/01/07      641,250
                                                                                       -----------
                                                                                         2,718,750
                                                                                       -----------
            TELEVISION BROADCASTING - 2.22%
      710   ACME Television, LLC and ACME Finance Corporation,
              Senior Discount Notes, Series B, Company
              Guaranteed (2)..................................    10.875     09/30/04      550,250
      500   Sinclair Broadcast Group, Inc., Senior
              Subordinated Notes, Company Guaranteed..........     8.750     12/15/07      491,250
      500   Young Broadcasting Inc., Senior Subordinated
              Notes, Series B, Company Guaranteed.............     8.750     06/15/07      486,250
                                                                                       -----------
                                                                                         1,527,750
                                                                                       -----------
            TEXTILES - APPAREL - 2.44%
      450   Consoltex Group Inc., Senior Subordinated Notes,
              Series B........................................    11.000     10/01/03      466,875
    1,000   Globe Holdings, Inc., Senior Discount Notes (2)...    14.000     08/01/09      470,000
      750   Pillowtex Corporation, Senior Subordinated Notes,
              Series B, Company Guaranteed....................     9.000     12/15/07      738,750
                                                                                       -----------
                                                                                         1,675,625
                                                                                       -----------
            Total United States (cost - $61,078,710)..........                          55,630,880
                                                                                       -----------
            CANADA--1.85%
            AEROSPACE - DEFENSE - 1.04%
      750   Derlan Manufacturing, Senior Yankee Notes.........    10.000     01/15/07      712,500
                                                                                       -----------
            INDUSTRIAL PRODUCTS - 0.32%
      250   International Utility Structures Inc., Senior
              Subordinated Yankee Notes.......................    10.750     02/01/08      218,125
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            MOTION PICTURE EXHIBITION - 0.49%
$     500   Livent, Inc., Senior Yankee Notes.................     9.375%    10/15/04  $   341,250
                                                                                       -----------
            Total Canada (cost - $1,536,891)..................                           1,271,875
                                                                                       -----------
            ISRAEL - 0.73%
            LONG DISTANCE TELEPHONE SERVICES - 0.73%
    1,000   Barak I.T.C., Senior Discount Yankee Notes, Series
              B (2) (cost - $625,083).........................    12.500     11/15/07      500,000
                                                                                       -----------
            SWEDEN - 0.99%
            FREIGHT - CONTAINERS - SHIPPING - 0.99%
      750   Stena Line AB, Senior Yankee Notes (cost -
              $752,770).......................................    10.625     06/01/08      676,875
                                                                                       -----------
            UNITED KINGDOM - 2.71%
            LONG DISTANCE TELEPHONE SERVICES - 0.98%
      750   Esprit Telecom Group plc, Senior Notes*...........    10.875     06/15/08      675,000
                                                                                       -----------
            PUBLISHING - 1.07%
      750   Regional Independent Media Group plc, Senior
              Notes*..........................................    10.500     07/01/08      733,125
                                                                                       -----------
            RETAILERS - 0.66%
      500   HMV Media Group plc, Senior Subordinated Notes*...    10.250     05/15/08      450,000
                                                                                       -----------
            Total United Kingdom (cost - $2,009,306)..........                           1,858,125
                                                                                       -----------
            Total Long-Term Debt Investments
              (cost - $66,002,760)............................                          59,937,755
                                                                                       -----------


  SHARES
----------
            LONG-TERM EQUITY INVESTMENTS - 5.11%

            PREFERRED STOCK - UNITED STATES - 4.76%
            ALTERNATIVE VIDEO PROVIDERS - 0.31%
      268   21st Century Telecom Group, Inc. (3)..............    13.750        --         209,984
                                                                                       -----------
            CELLULAR COMMUNICATIONS - 0.36%
      265   Dobson Communications Corp. (3)...................    12.250        --         248,522
                                                                                       -----------
            COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.31%
      250   WinStar Communications, Inc., Series C............    14.250        --         209,313
                                                                                       -----------
            LONG DISTANCE TELEPHONE SERVICES - 0.02%
      248   Viatel, Inc., Series A (3)........................    10.000        --          14,880
                                                                                       -----------
            NORTH AMERICAN CABLE SERVICES - 0.41%
    2,500   Adelphia Communications Corporation, Series B
              (3).............................................    13.000        --         283,125
                                                                                       -----------
            RADIO BROADCASTING - 0.75%
      500   Cumulus Media Inc., Series A......................    13.750        --         515,187
                                                                                       -----------
            SUPERMARKETS & DISTRIBUTORS - 0.74%
      792   Nebco Evans Holdings Co. (3)......................    11.250        --         507,089
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
                                                                 INTEREST    MATURITY
  SHARES                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM EQUITY INVESTMENTS (CONTINUED)
            TELEVISION BROADCASTING - 0.91%
      750   Benedek Communications Corp.* (3).................    11.500%          --  $   626,953
        0   Paxson Communications Corporation (3).............    12.500           --          227
                                                                                       -----------
                                                                                           627,180
                                                                                       -----------
            TEXTILES - APPAREL - 0.95%
    7,500   Cluett American Corp.*............................    12.500           --      654,779
                                                                                       -----------
            Total Preferred Stock - United States
              (cost - $3,885,635).............................                           3,270,059
                                                                                       -----------
            PREFERRED STOCK - CANADA - 0.35%
            INDUSTRIAL PRODUCTS - 0.35%
       16   International Utility Structures Inc., Units*
              (3).............................................    13.000           --       14,517
      250   International Utility Structures Inc., Units*
              (3).............................................    13.000           --      226,821
                                                                                       -----------
            Total Preferred Stock - Canada
              (cost - $266,000)...............................                             241,338
                                                                                       -----------
            Total Long-Term Equity Investments
              (cost - $4,151,635).............................                           3,511,397
                                                                                       -----------
            WARRANTS -- 0.01%
            UNITED STATES - 0.01%
            ALTERNATIVE VIDEO PROVIDERS - 0.00%
      250   21st Century Telecom Group, Inc.* (4).............        --     02/15/10        1,375
                                                                                       -----------
            COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.01%
      750   KMC Telecom Holdings, Inc.* (4)...................        --     04/15/08        3,750
      250   MGC Communications Inc.* (4)......................        --     10/01/04          375
                                                                                       -----------
                                                                                             4,125
                                                                                       -----------
            SATELLITES - 0.00%
      500   American Mobile Satellite Corporation* (4)........        --     04/01/08        2,355
                                                                                       -----------
            TECHNOLOGY - 0.00%
      750   American Banknote Corporation* (4)................        --     12/01/02        1,875
                                                                                       -----------
            Total Warrants (cost - $10,000)...................                               9,730
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 7.64%
            DISCOUNT COMMERCIAL PAPER - 7.57%
$   2,600   UBS Finance (Delaware) Inc., UBS AG Guaranteed....     5.750%    10/01/98  $ 2,600,000
    2,600   Washington Post Co. (The).........................     5.700     10/01/98    2,600,000
                                                                                       -----------
                                                                                         5,200,000
                                                                                       -----------


  SHARES
----------
            INVESTMENT COMPANIES - 0.07%
      823   Federated Automated Government Money Trust**......     --           --             823
   45,960   Federated Investors, Trust for Short-Term U.S.
              Government Securities**.........................     --           --          45,960
                                                                                       -----------
                                                                                            46,783
                                                                                       -----------
            Total Short-Term Investments
              (cost - $5,246,783).............................                           5,246,783
                                                                                       -----------
            Total Investments -- 100.05%
              (cost - $75,411,178)............................                          68,705,665
            Liabilities in excess of other assets --
              (0.05)%.........................................                             (36,761)
                                                                                       -----------
            Net Assets -- 100.00%.............................                         $68,668,904
                                                                                       -----------
                                                                                       -----------

---------

*        SEC Rule 144A security. Such securities are traded only
         among qualified institutional buyers.
**       Money market fund.
(1)      Pro-rata sinking fund has been established.
(2) Coupon rate is zero until step-up date. Step-up rate is provided.
(3)      Payment-in-kind.
(4)      Non-income producing security.
(5) The Portfolio owns 1,000 Class C shares of common stock with no market value.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

                                  (UNAUDITED)

                                                    EMERGING MARKETS       INCOME       HIGH YIELD TOTAL
                                                     DEBT PORTFOLIO      PORTFOLIO      RETURN PORTFOLIO
                                                    ----------------   --------------   ----------------
ASSETS
  Investments, at value (cost - $40,182,200,
    $11,754,451 and $75,411,178, respectively)....    $ 32,734,642      $  11,997,685     $ 68,705,665
  Interest and dividends receivable...............       1,093,385            123,146        1,752,735
  Receivable for investments sold.................       1,330,309            338,347               --
  Receivable for Portfolio shares sold............              --             44,158          505,022
  Receivable from investment adviser..............              --                 --           28,570
  Deferred organization expenses and other
    assets........................................          31,108             41,039           95,277
                                                    ----------------   --------------   ----------------
        Total assets..............................      35,189,444         12,544,375       71,087,269
                                                    ----------------   --------------   ----------------
LIABILITIES
  Payable for Portfolio shares repurchased........          34,892                 --        2,009,288
  Payable for investments purchased...............         795,563            334,311               --
  Dividends payable...............................              --             13,581          177,650
  Distribution and services fee payable (Class A,
    B and C shares)...............................          51,568              9,543          107,345
  Investment management fee payable...............          27,963                 --               --
  Custodian fee payable...........................          10,018              3,026            5,602
  Administration fee payable......................              --              1,667            8,731
  Accrued expenses................................          87,370             72,754          109,749
                                                    ----------------   --------------   ----------------
        Total liabilities.........................       1,007,374            434,882        2,418,365
                                                    ----------------   --------------   ----------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
    shares of beneficial interest authorized).....           3,878                955            5,970
  Paid-in capital.................................      42,247,327         11,674,055       75,015,621
  Undistributed net investment income.............         198,514                 --               --
  Accumulated net realized gain/(loss) from
    investments and foreign currency related
    transactions, if any..........................        (820,091)           191,249          352,826
  Net unrealized appreciation/(depreciation) on
    investments and foreign currency related
    transactions, if any..........................      (7,447,558)           243,234       (6,705,513)
                                                    ----------------   --------------   ----------------
        Net assets................................    $ 34,182,070      $  12,109,493     $ 68,668,904
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS A
  Net assets......................................    $ 29,785,422      $   5,454,741     $ 37,322,158
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......       3,376,191            430,108        3,244,949
                                                    ----------------   --------------   ----------------
  Net asset value per share.......................           $8.82             $12.68           $11.50
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
  Maximum offering price per share (net asset
    value plus sales charge of 4.50%* of the
    offering price)...............................           $9.24             $13.28           $12.04
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS B
  Net assets......................................    $  1,433,730      $     360,321     $ 14,953,849
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......         163,602             28,411        1,300,120
                                                    ----------------   --------------   ----------------
  Net asset value and offering price per
    share**.......................................           $8.76             $12.68           $11.50
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS C
  Net assets......................................    $  2,962,918      $   1,684,615     $ 16,392,897
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......         337,891            132,833        1,425,244
                                                    ----------------   --------------   ----------------
  Net asset value and offering price per
    share**.......................................           $8.77             $12.68           $11.50
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS Y
  Net assets......................................              --      $   4,609,816               --
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......              --            363,486               --
                                                    ----------------   --------------   ----------------
  Net asset value, offering and redemption price
    per share.....................................              --             $12.68               --
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------

----------

* On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

                                  (UNAUDITED)

                                                    EMERGING MARKETS       INCOME       HIGH YIELD TOTAL
                                                     DEBT PORTFOLIO      PORTFOLIO      RETURN PORTFOLIO
                                                    ----------------   --------------   ----------------
INVESTMENT INCOME
  Interest........................................    $  2,185,779      $     326,894     $  2,807,523
  Dividends.......................................              --                 --          236,201
                                                    ----------------   --------------   ----------------
                                                         2,185,779            326,894        3,043,724
                                                    ----------------   --------------   ----------------
EXPENSES
  Investment management/advisory fees.............         223,135             22,046          183,743
  Distribution and services fees - Class A........          60,817              6,405           60,955
  Distribution and services fees - Class B........           4,799                618           53,031
  Distribution and services fees - Class C........          19,121              7,328           73,913
  Accounting fees.................................          48,872             55,724           39,359
  Transfer agent fees and expenses................          28,658             46,894           33,720
  Federal and state registration fees.............          31,358             17,824           51,803
  Legal and auditing fees.........................          42,418             13,004           31,084
  Administration fees.............................              --              7,349           45,936
  Reports and notices to shareholders.............          17,568                531           26,032
  Custodian fees and expenses.....................          17,210              5,766           14,994
  Amortization of organization expenses...........           5,248              6,498            6,395
  Trustees' fees and expenses.....................           7,692              1,514            2,231
  Insurance expenses..............................           3,574              3,441            3,175
  Other...........................................           1,552              1,299            8,199
                                                    ----------------   --------------   ----------------
      Total expenses before waivers and related
        reimbursements............................         512,022            196,241          634,570
      Less: waivers and related reimbursements....        (150,530)          (160,107)        (246,071)
                                                    ----------------   --------------   ----------------
      Total expenses after waivers and related
        reimbursements............................         361,492             36,134          388,499
                                                    ----------------   --------------   ----------------
  Net investment income...........................       1,824,287            290,760        2,655,225
                                                    ----------------   --------------   ----------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS
  Net realized gain/(loss) from:
    Investments...................................      (1,441,312)            17,843          (29,511)
    Foreign currency related transactions.........          11,091                 --               --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments...................................      (9,735,084)           262,497       (7,265,370)
    Foreign currency related transactions.........        (490,466)                --               --
                                                    ----------------   --------------   ----------------
  Net realized and unrealized gain/(loss) on
    investments...................................     (11,655,771)           280,340       (7,294,881)
                                                    ----------------   --------------   ----------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................    $ (9,831,484)     $     571,100     $ (4,639,656)
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                          EMERGING MARKETS                   INCOME                       HIGH YIELD
                                           DEBT PORTFOLIO                   PORTFOLIO               TOTAL RETURN PORTFOLIO
                                     ---------------------------   ---------------------------   -----------------------------
                                     FOR THE SIX      FOR THE      FOR THE SIX      FOR THE      FOR THE SIX    FOR THE PERIOD
                                     MONTHS ENDED   FISCAL YEAR    MONTHS ENDED   FISCAL YEAR    MONTHS ENDED     JANUARY 2,
                                      SEPTEMBER        ENDED        SEPTEMBER        ENDED        SEPTEMBER         1998*
                                       30, 1998      MARCH 31,       30, 1998      MARCH 31,       30, 1998        THROUGH
                                     (UNAUDITED)        1998       (UNAUDITED)        1998       (UNAUDITED)    MARCH 31, 1998
                                     ------------   ------------   ------------   ------------   ------------   --------------
INCREASE/(DECREASE) IN NET
ASSETS FROM
  OPERATIONS
  Net investment income............  $ 1,824,287    $ 2,901,116    $   290,760    $ 1,288,539    $ 2,655,225    $   380,947
  Net realized gain/(loss) from
    investments and foreign
    currency related transactions,
    if any.........................   (1,430,221)     3,624,769         17,843        268,245        (29,511)       382,337
  Net change in unrealized
    appreciation/(depreciation) on
    investments and foreign
    currency related transactions,
    if any.........................  (10,225,550)       140,932        262,497        281,692     (7,265,370)       559,857
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Net increase/(decrease) in net
    assets resulting from
    operations.....................   (9,831,484)     6,666,817        571,100      1,838,476     (4,639,656)     1,323,141
                                     ------------   ------------   ------------   ------------   ------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares.................   (1,464,732)    (2,590,726)      (107,985)      (194,516)    (1,582,949)      (213,477)
    Class B shares.................      (48,775)        (9,337)        (3,202)          (111)      (448,334)       (58,135)
    Class C shares.................     (149,989)      (281,260)       (38,793)       (70,620)      (623,942)      (109,335)
    Class Y shares.................           --             --       (140,798)    (1,023,292)            --             --
                                     ------------   ------------   ------------   ------------   ------------   --------------
                                      (1,663,496)    (2,881,323)      (290,778)    (1,288,539)    (2,655,225)      (380,947)
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Net realized capital gains
    Class A shares.................           --       (833,408)            --         (4,235)            --             --
    Class C shares.................           --        (96,366)            --         (2,042)            --             --
    Class Y shares.................           --             --             --        (25,301)            --             --
                                     ------------   ------------   ------------   ------------   ------------   --------------
                                              --       (929,774)            --        (31,578)            --             --
                                     ------------   ------------   ------------   ------------   ------------   --------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares.........................   11,914,446     10,697,786      5,694,710      6,734,676     53,544,417     35,248,122
  Cost of shares repurchased.......   (5,775,032)   (13,467,125)    (2,725,909)   (17,586,264)   (14,597,985)      (754,186)
  Shares issued in reinvestment of
    dividends......................    1,206,268      2,477,379        174,262      1,148,623      1,404,953        176,234
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Net increase/(decrease) in net
    assets derived from shares of
    beneficial interest
    transactions...................    7,345,682       (291,960)     3,143,063     (9,702,965)    40,351,385     34,670,170
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Total increase/(decrease) in net
    assets.........................   (4,149,298)     2,563,760      3,423,385     (9,184,606)    33,056,504     35,612,364
NET ASSETS
  Beginning of period..............   38,331,368     35,767,608      8,686,108     17,870,714     35,612,400             36
                                     ------------   ------------   ------------   ------------   ------------   --------------
  End of period**..................  $34,182,070    $38,331,368    $12,109,493    $ 8,686,108    $68,668,904    $35,612,400
                                     ------------   ------------   ------------   ------------   ------------   --------------
                                     ------------   ------------   ------------   ------------   ------------   --------------

---------

*        Commencement of investment operations.
** Emerging Markets Debt Portfolio includes undistributed net investment income of $198,514 and $37,723, respectively.

The accompanying notes are an integral part of the financial statements.

                 (This page has been left blank intentionally.)

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                     NET                                  NET
                                    ASSET                            REALIZED AND       DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                NET          UNREALIZED        FROM NET        FROM NET
                                  BEGINNING          INVESTMENT     GAIN/(LOSS) ON     INVESTMENT       REALIZED
                                  OF PERIOD          INCOME *(1)   INVESTMENTS *(2)      INCOME      CAPITAL GAINS
                           -----------------------   -----------   -----------------   -----------   --------------
EMERGING MARKETS DEBT
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....           $12.00              $0.52            $(3.25)          $(0.45)        $   --
  For the fiscal year
    ended March 31,
    1998.................            11.14               0.91              1.17            (0.92)         (0.30)
  For the fiscal year
    ended March 31,
    1997.................             9.02               0.85              2.10            (0.83)            --
  For the fiscal year
    ended March 31,
    1996.................             6.90               0.91              2.13            (0.92)            --
  For the fiscal year
    ended March 31,
    1995.................             8.98               0.79             (1.85)           (0.77)         (0.25)
  For the period May 3,
    1993** through March
    31, 1994.............             9.55               0.66             (0.55)           (0.65)         (0.03)
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....            11.95               0.41             (3.16)           (0.44)            --
  For the period January
    12, 1998*** through
    March 31, 1998.......            11.33               0.21              0.61            (0.20)            --
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....            11.95               0.50             (3.24)           (0.44)            --
  For the fiscal year
    ended March 31,
    1998.................            11.14               0.97              1.04            (0.90)         (0.30)
  For the fiscal year
    ended March 31,
    1997.................             9.04               0.84              2.07            (0.81)            --
  For the period July 26,
    1995*** through March
    31, 1996.............             7.81               0.59              1.32            (0.68)            --
INCOME PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....            12.37               0.37              0.31            (0.37)            --
  For the fiscal year
    ended March 31,
    1998.................            12.03               0.76              0.36            (0.76)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................            12.26               0.73             (0.20)           (0.73)         (0.03)
  For the period April 5,
    1995** through March
    31, 1996.............            12.00               0.71              0.30            (0.71)         (0.04)
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....            12.37               0.33              0.31            (0.33)            --
  For the period February
    2, 1998*** through
    March 31, 1998.......            12.47               0.10             (0.10)           (0.10)            --
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....            12.37               0.33              0.31            (0.33)            --
  For the fiscal year
    ended March 31,
    1998.................            12.03               0.70              0.36            (0.70)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................            12.26               0.68             (0.20)           (0.68)         (0.03)
  For the period April 5,
    1995** through March
    31, 1996.............            12.00               0.67              0.30            (0.67)         (0.04)
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited).....            12.37               0.39              0.31            (0.39)            --
  For the fiscal year
    ended March 31,
    1998.................            12.03               0.80              0.36            (0.80)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................            12.26               0.77             (0.20)           (0.77)         (0.03)
  For the period
    September 8, 1995***
    through March 31,
    1996.................            12.35               0.41             (0.05)           (0.41)         (0.04)
HIGH YIELD TOTAL RETURN
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....            12.73               0.57             (1.23)           (0.57)            --
  For the period January
    2, 1998** through
    March 31, 1998.......            12.00               0.26              0.73            (0.26)            --
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....            12.73               0.53             (1.23)           (0.53)            --
  For the period January
    2, 1998** through
    March 31, 1998.......            12.00               0.24              0.73            (0.24)            --
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....            12.73               0.53             (1.23)           (0.53)            --
  For the period January
    2, 1998** through
    March 31, 1998.......            12.00               0.24              0.73            (0.24)            --

----------

  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **  Commencement of investment operations.
***  Commencement of initial public offering.
(1)  Reflects waivers and reimbursments.

The accompanying notes are an integral part of the financial statements.

                              NET
                             ASSET                        NET ASSETS,                                   RATIO OF
                             VALUE,         TOTAL        END OF PERIOD          RATIO OF             NET INVESTMENT
                             END OF       INVESTMENT         (000'S            EXPENSES TO              INCOME TO
                             PERIOD       RETURN(3)         OMITTED)      AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)
                           ----------   --------------   --------------   ---------------------   ---------------------
EMERGING MARKETS DEBT
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....  $     8.82           (22.96)%     $29,785                 1.75%(5)                  9.31%(5)
  For the fiscal year
    ended March 31,
    1998.................       12.00            19.31        33,448                 1.75                      7.70
  For the fiscal year
    ended March 31,
    1997.................       11.14            33.48        33,185                 2.00                      7.95
  For the fiscal year
    ended March 31,
    1996.................        9.02            46.13        28,860                 2.00                     10.64
  For the fiscal year
    ended March 31,
    1995.................        6.90           (13.07)       28,049                 2.00                      8.86
  For the period May 3,
    1993** through March
    31, 1994.............        8.98             0.36        45,691                 2.00(5)                   7.24(5)
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....        8.76           (23.25)        1,434                 2.40(5)                   8.66(5)
  For the period January
    12, 1998*** through
    March 31, 1998.......       11.95             7.29(4)         566                2.40(5)                   7.13(4)(5)
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....        8.77           (23.16)        2,963                 2.40(5)                   8.66(5)
  For the fiscal year
    ended March 31,
    1998.................       11.95            18.66         4,317                 2.40                      7.31
  For the fiscal year
    ended March 31,
    1997.................       11.14            32.97         2,583                 2.40                      7.59
  For the period July 26,
    1995*** through March
    31, 1996.............        9.04            25.45(4)         202                2.40(5)                   8.72(4)(5)
INCOME PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....       12.68             5.60         5,455                 0.80(5)                   5.94(5)
  For the fiscal year
    ended March 31,
    1998.................       12.37             9.43         2,926                 0.80                      6.13
  For the fiscal year
    ended March 31,
    1997.................       12.03             4.40         3,367                 0.80                      5.99
  For the period April 5,
    1995** through March
    31, 1996.............       12.26             8.54         4,467                 0.85(5)                   5.76(5)
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....       12.68             5.26           360                 1.45(5)                   5.29(5)
  For the period February
    2, 1998*** through
    March 31, 1998.......       12.37            (0.04)(4)          18               1.45(5)                   5.22(4)(5)
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....       12.68             5.26         1,685                 1.45(5)                   5.29(5)
  For the fiscal year
    ended March 31,
    1998.................       12.37             8.92         1,403                 1.28                      5.60
  For the fiscal year
    ended March 31,
    1997.................       12.03             3.99         1,018                 1.20                      5.57
  For the period April 5,
    1995** through March
    31, 1996.............       12.26             8.13         1,775                 1.25(5)                   5.38(5)
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited).....       12.68             5.78         4,610                 0.45(5)                   6.29(5)
  For the fiscal year
    ended March 31,
    1998.................       12.37             9.81         4,339                 0.45                      6.39
  For the fiscal year
    ended March 31,
    1997.................       12.03             4.77        13,486                 0.45                      6.34
  For the period
    September 8, 1995***
    through March 31,
    1996.................       12.26             2.92(4)      12,199                0.45(5)                   5.93(4)(5)
HIGH YIELD TOTAL RETURN
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....       11.50            (5.43)       37,322                 1.00(5)                   8.98(5)
  For the period January
    2, 1998** through
    March 31, 1998.......       12.73             8.30        18,301                 1.00(5)                   9.14(5)
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....       11.50            (5.74)       14,954                 1.65(5)                   8.34(5)
  For the period January
    2, 1998** through
    March 31, 1998.......       12.73             8.13         6,013                 1.65(5)                   8.46(5)
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....       11.50            (5.74)       16,393                 1.65(5)                   8.35(5)
  For the period January
    2, 1998** through
    March 31, 1998.......       12.73             8.13        11,298                 1.65(5)                   8.46(5)

                            INCREASE/(DECREASE)
                                REFLECTED IN
                             EXPENSE RATIOS AND
                           NET INVESTMENT INCOME    PORTFOLIO
                             DUE TO WAIVERS AND     TURNOVER
                           RELATED REIMBURSEMENTS     RATE
                           ----------------------   ---------
EMERGING MARKETS DEBT
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....            0.76%(5)          47.98%
  For the fiscal year
    ended March 31,
    1998.................            1.01             128.91
  For the fiscal year
    ended March 31,
    1997.................            0.80             223.41
  For the fiscal year
    ended March 31,
    1996.................            1.18             266.46
  For the fiscal year
    ended March 31,
    1995.................            0.53              35.01
  For the period May 3,
    1993** through March
    31, 1994.............            0.33(5)          100.85
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....            0.76(5)           47.98
  For the period January
    12, 1998*** through
    March 31, 1998.......            2.25(4)(5)       128.91
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....            0.76(5)           47.98
  For the fiscal year
    ended March 31,
    1998.................            1.05             128.91
  For the fiscal year
    ended March 31,
    1997.................            0.64             223.41
  For the period July 26,
    1995*** through March
    31, 1996.............            3.42(4)(5)       266.46
INCOME PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....            3.28(5)           58.13
  For the fiscal year
    ended March 31,
    1998.................            1.86             244.78
  For the fiscal year
    ended March 31,
    1997.................            1.73             262.95
  For the period April 5,
    1995** through March
    31, 1996.............            2.87(5)          107.35
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....            3.28(5)           58.13
  For the period February
    2, 1998*** through
    March 31, 1998.......            0.48(4)(5)       244.78
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....            3.28(5)           58.13
  For the fiscal year
    ended March 31,
    1998.................            1.80             244.78
  For the fiscal year
    ended March 31,
    1997.................            1.74             262.95
  For the period April 5,
    1995** through March
    31, 1996.............            2.95(5)          107.35
CLASS Y
  For the six months
    ended September 30,
    1998 (unaudited).....            3.28(5)           58.13
  For the fiscal year
    ended March 31,
    1998.................            1.78             244.78
  For the fiscal year
    ended March 31,
    1997.................            1.73             262.95
  For the period
    September 8, 1995***
    through March 31,
    1996.................            2.89(4)(5)       107.35
HIGH YIELD TOTAL RETURN
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1998 (unaudited).....            0.81(5)           97.82
  For the period January
    2, 1998** through
    March 31, 1998.......            1.67(5)          139.61
CLASS B
  For the six months
    ended September 30,
    1998 (unaudited).....            0.81(5)           97.82
  For the period January
    2, 1998** through
    March 31, 1998.......            1.68(5)          139.61
CLASS C
  For the six months
    ended September 30,
    1998 (unaudited).....            0.81(5)           97.82
  For the period January
    2, 1998** through
    March 31, 1998.......            1.67(5)          139.61

----------

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For Emerging Markets Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Bear Stearns Investment Trust (the "Trust") and The Bear Stearns Funds (the "Fund") were organized as Massachusetts business trusts on October 15, 1992 and September 29, 1994, respectively, and are registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as open-end management investment companies. The Trust currently has one fund in operation, the Emerging Markets Debt Portfolio ("Debt Portfolio"), a non-diversified portfolio. As of the date hereof, the Debt Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the Debt Portfolio has yet to commence its initial public offering. The Fund currently consists of ten separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio (formerly the Total Return Bond Portfolio), and three non-diversified portfolios, The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Income Portfolio and High Yield Portfolio offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the High Yield Portfolio has yet to commence its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

Effective October 16, 1998, the Total Return Bond Portfolio's name was changed to the Income Portfolio, and the Portfolio also adopted a new investment objective: to seek high current income consistent with preservation of capital. Prior to that date, the Income Portfolio was known as the Total Return Bond Portfolio, and its stated objective was to maximize total return consistent with preservation of capital.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations on May 3, 1993, April 5, 1995 and January 2, 1998, the Debt Portfolio, Income Portfolio and High Yield Portfolio (each a "Portfolio" and collectively, the "Portfolios"), respectively, did not have any transactions other than those relating to organizational matters and the sale of shares of beneficial interest of the Income Portfolio and High Yield Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

PORTFOLIOS                                  CLASS A        CLASS B        CLASS C
----------------------------------------  ------------   ------------   ------------
Income Portfolio........................         1,041           --            1,041
High Yield Portfolio....................             1            1                1

Costs of $76,571 and $56,234 which were incurred by the Income Portfolio and High Yield Portfolio, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. In the event that Bear Stearns or any transferee thereof redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, Bear Stearns or any transferee thereof shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The assets of the Debt Portfolio are not listed on security exchanges or traded on other regulated markets, therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

For the Income Portfolio and High Yield Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

In the absence of current broker bids or if such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees, such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Expenses and fees, including the respective investment management and advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Debt Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). For the Income Portfolio and High Yield Portfolio, net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Debt Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Debt Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Debt Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Debt Portfolio is permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. The Debt Portfolio may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When the Debt Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Debt Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Debt Portfolio. The Debt Portfolio had no open forward foreign currency exchange contracts at September 30, 1998.

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

DIVIDENDS AND DISTRIBUTIONS -- The Debt Portfolio declares and pays as quarterly dividends to shareholders substantially all of its net investment income. The Income Portfolio and High Yield Portfolio declare dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Income Portfolio and High Yield Portfolio are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

On November 5, 1998, the Board of Trustees of the Trust approved a change in the dividend policy of the Debt Portfolio. It is expected that on or about January 4, 1999, the Debt Portfolio will declare dividends from net investment income daily and generally follow the dividend policy of the Income Portfolio and High Yield Portfolio.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 1998, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser") served as the Debt Portfolio's investment manager pursuant to the Investment Management Agreement. For its investment management and administrative services, BSAM receives from the Debt Portfolio a monthly fee at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Debt Portfolio's average daily net assets above $100 million.

For the six months ended September 30, 1998, BSAM served as the Income Portfolio's and High Yield Portfolio's investment adviser pursuant to an Investment Advisory Agreement with the Income Portfolio and High Yield Portfolio.

Under the terms of the Investment Advisory Agreement, BSAM is entitled to receive from the Income Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets.

For the six months ended September 30, 1998, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Income Portfolio and High Yield Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from the Income Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million, and 0.03% of the net assets above $600 million, subject to a minimum annual fee of $150,000 for each Portfolio. During the six months ended September 30, 1998, PFPC has voluntarily waived a portion of its fee.

For the six months ended September 30, 1998, BSAM has voluntarily undertaken to limit the total operating expenses to a maximum annual level of 1.75%, 0.80% and 1.00% of the average daily net assets of Class A shares, 2.40%, 1.45% and 1.65% of the average daily net assets of both Class B and C shares of the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively. For the six months ended September 30, 1998, BSAM has voluntarily undertaken to limit the total operating expenses to a maximum annual level of 0.45% of the average daily net assets of Class Y shares of the Income Portfolio. As necessary, this limitation is effected by waivers by BSAM of its investment management/advisory fees and reimbursements of expenses exceeding the investment management/advisory fees. For the six months ended September 30, 1998, BSAM waived advisory fees of $150,530, $22,046 and $183,743 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively. In addition, BSAM reimbursed $138,061 and $62,328 for the Income Portfolio and High Yield Portfolio, respectively, in order to maintain the voluntary expense limitation. The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM and BSFM, serves as custodian to the Income Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN

The Trust, on behalf of the Debt Portfolio, has adopted an amended and restated Distribution Plan (the "New Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the New Plan, the Debt Portfolio pays Bear Stearns a fee at an annual rate of 0.35% for Class A shares and 0.75% for both Class B and C shares. With respect to the Debt Portfolio's Class A shares, up to 0.25% will compensate institutions for personal service and maintenance of accounts holding such shares. The Trust, on behalf of Class B and C shares of the Debt Portfolio, has adopted a Shareholder Servicing Plan whereby the Debt Portfolio pays a fee at an annual rate of 0.25% of its Class B and C shares.

The Fund, on behalf of the Income Portfolio, has adopted a Distribution Plan (the "New Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the New Distribution Plan, the Income Portfolio pays Bear Stearns a fee at an annual rate of 0.35% for Class A shares and 0.75% for both Class B and C shares. With respect to the Income Portfolio's Class A shares, up to 0.25% will compensate institutions for personal service and maintenance of accounts holding such shares. The Fund, on behalf of Class B and C shares of the Income Portfolio has adopted a Shareholder Servicing Plan whereby the Income Portfolio pays a fee at an annual rate of 0.25% of its Class B and C shares.

The Fund, on behalf of Class A, B and C shares of the High Yield Portfolio, has entered into a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the High Yield Portfolio pays Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of Class A, B and C shares of the High Yield Portfolio, has adopted a Shareholder Servicing Plan whereby the High Yield Portfolio pays a fee at an annual rate of 0.25% of its Class A, B and C shares.

Such fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the six months ended September 30, 1998, Bear Stearns earned $35,315, $7,789 and $112,623 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively, in distribution fees. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $49,422, $6,562 and $75,276 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively, in shareholder servicing fees. Bear Stearns pays broker/dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% from April 15, 1996 until December 23, 1997. Effective December 24, 1997, the Distributor increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 1998, Bear Stearns has advised each Portfolio that it received $22,096, $21,427 and $279,287 in front-end sales charges resulting from sales of Class A shares of the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Portfolios that during the period, it received $192 and $13,980 from the Debt Portfolio and High Yield Portfolio, respectively, in contingent deferred sales charges ("CDSC") upon certain redemptions by Class B shareholders, and $1,603, $695 and $12,258 from the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1998, were $41,044,067, $11,754,451 and $75,424,928 for the Debt Portfolio,
Income Portfolio and High Yield Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                                              NET APPRECIATION/
PORTFOLIO                       APPRECIATION   DEPRECIATION     (DEPRECIATION)
------------------------------  ------------   ------------   ------------------
Debt Portfolio................   $   37,208     $(8,346,633)     $(8,309,425)
Income Portfolio..............      433,163        (189,929)         243,234
High Yield Portfolio..........      101,030      (6,820,293)      (6,719,263)

For the six months ended September 30, 1998, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES      SALES
------------------------------  -----------  -----------
Debt Portfolio................  $22,434,136  $16,762,147
Income Portfolio..............    7,177,561    5,285,150
High Yield Portfolio..........   85,280,458   54,124,012

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 1998, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, Bear Stearns owned 1,091 of Class A shares and 1,085 of Class C shares of the Income Portfolio and 1 each of Class A, B and C shares of the High Yield Portfolio, including reinvestment of dividends and distributions, if any. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                                          DEBT PORTFOLIO
                                                              --------------------------------------
                                                                SALES     REPURCHASES  REINVESTMENTS
                                                              ----------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................     954,412      474,872      109,457
Value.......................................................  $10,146,977 $ 4,896,825   $1,027,735
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................     664,133    1,036,380      180,565
Value.......................................................  $7,891,033  $12,380,642   $2,128,341
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................     113,410        1,354        4,189
Value.......................................................  $1,268,348  $    14,721   $   36,229
FOR THE FISCAL YEAR ENDED MARCH 31, 1998*
Shares......................................................      46,940           --          417
Value.......................................................  $  546,764           --   $    4,933
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................      45,578       83,816       15,014
Value.......................................................  $  499,121  $   863,486   $  142,304
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................     189,824       89,937       29,316
Value.......................................................  $2,259,989  $ 1,086,483   $  344,105
CLASS Y**
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................          --           --           --
Value.......................................................          --           --           --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................          --           --           --
Value.......................................................          --           --           --

                                                                         INCOME PORTFOLIO
                                                              --------------------------------------
                                                                SALES     REPURCHASES  REINVESTMENTS
                                                              ----------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................     391,690      202,610       4,521
Value.......................................................  $4,890,377  $ 2,543,249    $ 56,422
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................      55,103      110,591      12,087
Value.......................................................  $  681,376  $ 1,369,024    $149,576
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................      26,809           --         159
Value.......................................................  $  334,559           --    $  1,987
FOR THE FISCAL YEAR ENDED MARCH 31, 1998*
Shares......................................................       1,442           --           1
Value.......................................................  $   18,014           --    $     13
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................      27,470       10,457       2,426
Value.......................................................  $  343,073  $   129,847    $ 30,216
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................      56,500       32,601       4,869
Value.......................................................  $  702,888  $   406,228    $ 60,310
CLASS Y**
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................      10,199        4,254       6,875
Value.......................................................  $  126,701  $    52,813    $ 85,637
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................     429,021    1,275,562      75,743
Value.......................................................  $5,332,398  $15,811,012    $938,724

                                                                      HIGH YIELD PORTFOLIO (1)
                                                              ----------------------------------------
                                                                 SALES     REPURCHASES   REINVESTMENTS
                                                              -----------  -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................    2,590,019      853,088       70,283
Value.......................................................  $32,686,490   $10,332,505    $869,891
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................    1,466,227       36,611        8,118
Value.......................................................  $18,130,818   $  450,922     $102,477
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................      871,871       61,909       17,765
Value.......................................................  $10,927,751   $  776,550     $219,032
FOR THE FISCAL YEAR ENDED MARCH 31, 1998*
Shares......................................................      481,123       10,726        1,995
Value.......................................................  $ 6,075,621   $  235,284     $ 25,196
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................      790,764      278,619       25,517
Value.......................................................  $ 9,930,176   $3,488,930     $316,030
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................      897,573       13,841        3,849
Value.......................................................  $11,041,683   $   67,980     $ 48,561
CLASS Y**
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
Shares......................................................           --           --           --
Value.......................................................           --           --           --
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares......................................................           --           --           --
Value.......................................................           --           --           --

----------

* Class B shares commenced its initial public offering for the Debt Portfolio, Income Portfolio and High Yield Portfolio on January 12, 1998, February 2, 1998 and December 29, 1997, respectively.
** Class Y shares has yet to commence its public offering for the Debt Portfolio and High Yield Portfolio.
(1)      Commencement of investment operations on January 2, 1998.

CREDIT AGREEMENT

The Trust (on behalf of the Debt Portfolio) and the Fund (on behalf of the Income Portfolio and High Yield Portfolio) have entered into a credit agreement with BankBoston, N.A. Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, S&P STARS Portfolio, Prime Money Market Portfolio, Balanced Portfolio, International Equity Portfolio and Focus List Portfolio are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of each Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of such Portfolio's assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to

15% (10% for the Debt Portfolio) of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the six months ended September 30, 1998 were as follows:

                                            MAXIMUM
                                AVERAGE      LOAN       AVERAGE
                                  LOAN      AMOUNTS     INTEREST
PORTFOLIO                       BALANCE   OUTSTANDING     RATE
------------------------------  --------  -----------   --------
Income Portfolio..............  $  5,213  $  190,300      8.62%
High Yield Portfolio..........   136,949   4,803,800      7.11

The Portfolios had no amounts outstanding under the line of credit agreement at September 30, 1998. The Debt Portfolio had no amounts outstanding under the line of credit agreement during the six months ended September 30, 1998.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds"), possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK -- DEBT PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Debt Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Debt Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Debt Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In addition, forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Debt Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Debt Portfolio to cover its purchase or sale commitments, if any, at the current market price. The Debt Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSAM.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
           RESULTS OF SPECIAL MEETING OF SHAREHOLDERS -- (UNAUDITED)

TOTAL RETURN BOND PORTFOLIO

On July 14, 1998, a special meeting of the shareholders of the Total Return Bond Portfolio (the "Bond Portfolio"), a separate diversified portfolio of The Bear Stearns Funds (the "Fund"), was held and the following matters were voted upon:

(1) Vote on proposal to approve an amendment to the Bond Portfolio's fundamental investment objective.

                                              FOR          AGAINST        ABSTAIN       NON-VOTES
                                          ------------   ------------   ------------   ------------
                                               479,181          5,451           212         221,248

(2) Vote on proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Bond Portfolio.

                                              FOR          AGAINST        ABSTAIN       NON-VOTES
                                          ------------   ------------   ------------   ------------
                                               688,178        --            --               17,914

No other Portfolios of the Fund or the Trust held shareholder meetings during the six months ended September 30, 1998. In addition, effective October 16, 1998, the Bond Portfolio's name was changed to the Income Portfolio.

TRUSTEES AND OFFICERS

Michael Minikes            Chairman of the Board
Robert S. Reitzes          President
William J. Montgoris       Executive Vice President - Income
                           Portfolio and
                           High Yield Total Return Portfolio
Peter M. Bren              Trustee
Alan J. Dixon              Trustee - Income Portfolio and
                           High Yield Total Return Portfolio
John R. McKernan, Jr.      Trustee
M.B. Oglesby, Jr.          Trustee
Stephen A. Bornstein       Vice President and Secretary
Donalda L. Fordyce         Vice President
Frank J. Maresca           Vice President and Treasurer
Vincent L. Pereira         Assistant Treasurer
Christina P. LaMastro      Assistant Secretary